Exhibit 10.3
2009 STOCK PLAN
NOTICE OF STOCK OPTION GRANT
You have been granted an option to purchase Common Stock (“Common Stock”) of NeuroPace, Inc. (the “Company”) as follows:

Board Approval Date:

Date of Grant (Later of Board
Approval Date or
Commencement of
Employment/Consulting):

Vesting Commencement Date:

Exercise Price Per Share:

Total Number of Shares Granted:

Total Exercise Price:	$

Type of Option:	[ISO/NSO]

Term/Expiration Date:

Vesting Schedule:	[This Option shall be immediately exercisable and shall vest in accordance with the following schedule: twenty-five percent (25%) of the Shares subject to the Option shall vest on the twelfth month anniversary of the Vesting Commencement Date and one forty-eighth (1/48th) of the total number of Shares subject to the Option shall vest on the monthly anniversary date of the Vesting Commencement Date thereafter.]

Termination Period:	This Option may be exercised for three (3) months after termination of your employment or consulting relationship except as set out in Sections 7 and 8 of the Stock Option Agreement (but in no event later than the Expiration Date). You are responsible for keeping track of these exercise periods following termination of your service relationship with the Company regardless of the reason for termination. The Company will not provide further notice of such periods.
By your signature and the signature of the Company’s representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the
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2009 Stock Plan and the Stock Option Agreement, both of which are attached and made a part of this document.
In addition, you agree and acknowledge that your rights to any Shares underlying the Option will be earned only as you provide services to the Company over time, that the grant of the Option is not as consideration for services you rendered to the Company prior to your Vesting Commencement Date, and that nothing in this Notice or the attached documents confers upon you any right to continue your employment or consulting relationship with the Company for any period of time, nor does it interfere in any way with your right or the Company’s right to terminate that relationship at any time, for any reason, with or without cause.
The per share “Exercise Price” is intended to be at least equal to the fair market value of the Company’s Common Stock at the date of grant. The Company has attempted in good faith to make the fair market value determination in compliance with applicable tax law although there can be no certainty that the IRS will agree. If the IRS does not agree and asserts the fair market value at the time of grant is higher than the Exercise Price, the IRS could seek to impose greater taxes on you, including interest and penalties under Internal Revenue Code Section 409A. While the Company believes this is an unlikely event, the Company cannot provide absolute assurance and you may want to consult your own tax adviser with any questions.

OPTIONEE:	NEUROPACE, INC.

By:
Signature)

(Printed Name)

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NEUROPACE, INC.
2009 STOCK PLAN
STOCK OPTION AGREEMENT
1.Grant of Option. NeuroPace, Inc., a Delaware corporation (the “Company”), hereby grants to (“Optionee”) an option (the “Option”) to purchase a total number of shares of Common Stock (the “Shares”) set forth in the Notice of Stock Option Grant, at the exercise price per Share set forth in the Notice of Stock Option Grant (the “Exercise Price”) subject to the terms, definitions and provisions of the Company’s 2009 Stock Plan (the “Plan”) adopted by the Company, which is incorporated herein by reference. Unless otherwise defined herein, the terms used in this Agreement shall have the meanings defined in the Plan.
2.Designation of Option. This Option is intended to be an Incentive Stock Option as defined in Section 422 of the Code only to the extent so designated in the Notice of Stock Option Grant, and to the extent it is not so designated or to the extent the Option does not qualify as an Incentive Stock Option under Applicable Law, then it is intended to be and will be treated as a Nonstatutory Stock Option.
Notwithstanding the above, if designated as an Incentive Stock Option, in the event that the Shares subject to this Option (and all other Incentive Stock Options granted to Optionee by the Company or any Parent or Subsidiary, including under other plans of the Company) that first become exercisable in any calendar year have an aggregate fair market value (determined for each Share as of the date of grant of the option covering such Share) in excess of $100,000, the Shares in excess of $100,000 shall be treated as subject to a Nonstatutory Stock Option, in accordance with Section 5(b) of the Plan.
3.Exercise of Option. This Option shall be exercisable during its term in accordance with the Vesting/Exercise Schedule set out in the Notice of Stock Option Grant and with the provisions of Section 9 of the Plan as follows:
(a)Right to Exercise.
(i)This Option may be exercised in whole or in part at any time after the Date of Grant, including Shares which have not yet vested under the vesting schedule indicated on the Notice of Stock Option Grant; provided, however, that Optionee shall execute as a condition to such exercise of this Option, the Early Exercise Notice and Restricted Stock Purchase Agreement attached hereto as Exhibit A (the “Early Exercise Agreement”). If Optionee chooses to exercise this Option solely as to Shares which have vested under the vesting schedule indicated on the Notice of Stock Option Grant, Optionee shall complete and execute the form of Exercise Notice and Restricted Stock Purchase Agreement attached hereto as Exhibit B (the “Exercise Agreement”). Notwithstanding the foregoing, the Company may in its discretion prescribe or accept a different form of notice of exercise and/or stock purchase agreement if such forms are otherwise consistent with this Agreement, the Plan and then-applicable law.
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(ii)This Option may not be exercised for a fraction of a share.
(iii)In the event of Optionee’s death, disability or other termination of employment or consulting relationship, the exercisability of the Option is governed by Sections 6, 7 and 8 below, subject to the limitation contained in Section 3(a)(iv) below.
(iv)In no event may this Option be exercised after the Expiration Date of this Option as set forth in the Notice of Stock Option Grant.
(b)Exercise Restriction for Non-Exempt Employees. Notwithstanding anything to the contrary in this Agreement or the Notice of Stock Option Grant, in the event that Optionee is an Employee eligible for overtime compensation under the Fair Labor Standards Act of 1938, as amended (i.e., a “Non-Exempt Employee”), Optionee may not exercise this Option until Optionee has completed at least six (6) months of Continuous Service Status measured from the Date of Grant specified in the Notice of Stock Option Grant.
(c)Method of Exercise.
(i)This Option shall be exercisable by execution and delivery of the Early Exercise Agreement or the Exercise Agreement, whichever is applicable, or of any other written notice approved for such purpose by the Company which shall state Optionee’s election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder’s investment intent with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by Optionee and shall be delivered to the Company by such means as are determined by the Plan Administrator in its discretion to constitute adequate delivery. The written notice shall be accompanied by payment of the Exercise Price. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.
(ii)As a condition to the exercise of this Option and as further set forth in Section 12 of this Agreement and Section 11 of the Plan, Optionee agrees to make adequate provision for federal, state or other tax withholding obligations, if any, which arise upon the vesting or exercise of the Option, or disposition of Shares, whether by withholding, direct payment to the Company, or otherwise.
(iii)The Company is not obligated, and will have no liability for failure, to issue or deliver any Shares upon exercise of the Option unless such issuance or delivery would comply with the Applicable Laws, with such compliance determined by the Company in consultation with its legal counsel. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Optionee on the date on which the Option is exercised with respect to such Shares.
4.Method of Payment. Payment of the Exercise Price shall be by cash, check or any other method permitted under the Plan; provided however that the Administrator may refuse to allow Optionee to tender a particular form of payment (other than cash or check) if, in the
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Administrator’s sole discretion, acceptance of such form of consideration would not be in the best interests of the Company at such time.
5.Restrictions on Exercise. In the event the Plan is not approved by the stockholders of the Company within twelve (12) months after its adoption by the Board of Directors of the Company and if this Option is exercised within such twelve (12) month period, then this Option and the exercise thereof shall be immediately rescinded. This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under Part 221 of Title 12 of the Code of Federal Regulations as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by Applicable Law.
6.Termination of Relationship. Following the date of termination of Optionee’s Continuous Service Status as an Employee or Consultant (the “Termination Date”), Optionee may exercise this Option during the Termination Period set forth in the Notice of Stock Option Grant. To the extent that Optionee was not entitled to exercise this Option at such Termination Date, or if Optionee does not exercise this Option within the Termination Period, the Option shall terminate. In no event, may this Option be exercised after the Expiration Date of the Option set forth in the Notice of Stock Option Grant.
7.Disability of Optionee.
(a)Notwithstanding the provisions of Section 6 above, in the event of termination of Optionee’s Continuous Service Status as an Employee or Consultant as a result of his or her total and permanent disability (as defined in Section 22(e)(3) of the Code), Optionee may, but only within twelve months from the Termination Date (but in no event later than the Expiration Date set forth in the Notice of Stock Option Grant and in Section 10 below), exercise this Option to the extent Optionee was vested in the Option Shares as of such Termination Date. To the extent that Optionee was not entitled to exercise the Option on the Termination Date, or if Optionee does not exercise such Option to the extent so entitled within the time specified in this Section 7(a), the Option shall terminate.
(b)Notwithstanding the provisions of Section 6 above, in the event of termination of Optionee’s consulting relationship or Continuous Service Status as an Employee as a result of a disability not constituting a total and permanent disability (as set forth in Section 22(e)(3) of the Code), Optionee may, but only within twelve months from the Termination Date (but in no event later than the Expiration Date set forth in the Notice of Stock Option Grant and in Section 10 below), exercise the Option to the extent Optionee was vested in the Option Shares as of such Termination Date; provided, however, that if this is an Incentive Stock Option and Optionee fails to exercise this Incentive Stock Option within three months from the Termination Date, this Option will cease to qualify as an Incentive Stock Option (as defined in Section 422 of the Code) and Optionee will be treated for federal income tax purposes as having received ordinary income at the time of such exercise in an amount generally measured by the difference between the Exercise Price for the Shares and the Fair Market Value of the Shares on the date of
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exercise. To the extent that Optionee was not entitled to exercise the Option at the Termination Date, or if Optionee does not exercise such Option to the extent so entitled within the time specified in this Section 7(b), the Option shall terminate.
8.Death of Optionee. In the event of the death of Optionee (a) during the Term of this Option and while an Employee or Consultant of the Company and having been in Continuous Service Status as an Employee or Consultant since the date of grant of the Option, or (b) within 30 days after Optionee’s Termination Date, the Option may be exercised at any time within twelve months following the date of death (but in no event later than the Expiration Date set forth in the Notice of Stock Option Grant and in Section 10 below), by Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent Optionee was vested in the Option as of the Termination Date.
9.Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by him or her. Notwithstanding the foregoing, by delivering written notice to the Company, in a form satisfactory to the Company, you may designate a third party who, in the event of your death, shall thereafter be entitled to exercise your option. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.
10.Term of Option. This Option may be exercised only within the Term set forth in the Notice of Stock Option Grant, subject to the limitations set forth in Section 7 of the Plan.
11.Tax Consequences. The Company has not provided any tax advice with respect to this Option or the disposition of the Shares. Optionee should obtain advice from an appropriate independent professional adviser with respect to the taxation implications of the grant, exercise, assignment, release, cancellation or any other disposal of this Option and on any subsequent sale or disposition of the Shares. Optionee hereby agrees that the Company does not have a duty to design or administer the Option or its other compensation programs in a manner that minimizes Optionee’s tax liabilities. Optionee shall not make any claim against the Company, or any of its Directors, Employees or Affiliates related to tax liabilities arising from the Option or other compensation of Optionee. In particular, Optionee acknowledges that this Option is exempt from Section 409A of the Code only if the exercise price per share specified in the Notice of Stock Option Grant is at least equal to the “fair market value” per share of the Common Stock on the Date of Grant and there is no other impermissible deferral of compensation associated with the Option. Because the Common Stock is not traded on an established securities market, the Fair Market Value is determined by the Board, perhaps in consultation with an independent valuation firm retained by the Company. Optionee acknowledges that there is no guarantee that the Internal Revenue Service will agree with the valuation as determined by the Board, and Optionee shall not make any claim against the Company, or any of its Directors, Employees or Affiliates in the event that the Internal Revenue Service asserts that the valuation determined by the Board is less than the “fair market value” as subsequently determined by the Internal Revenue Service.
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12.Withholding Tax Obligations.
(a)General Withholding Obligations. As a condition to the exercise of this Option, Optionee shall make such arrangements as the Administrator may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the exercise, receipt or vesting of the Option. The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied. Optionee understands that, upon exercising a Nonstatutory Stock Option, he or she will recognize income for tax purposes in an amount equal to the excess of the then Fair Market Value of the Shares over the Exercise Price. If Optionee is an employee, the Company will be required to withhold from Optionee’s compensation, or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income. Additionally, Optionee may at some point be required to satisfy tax withholding obligations with respect to the disqualifying disposition of an Incentive Stock Option. Optionee shall satisfy his or her tax withholding obligation arising upon the exercise of this Option by one or some combination of the following methods: (i) by cash or check payment, (ii) out of Optionee’s current compensation, (iii) if permitted by the Administrator, in its discretion, by surrendering to the Company Shares which (A) in the case of Shares previously acquired from the Company, have been owned by Optionee for more than six months on the date of surrender (or such other period of time as is required for the Company to avoid adverse accounting consequences), and (B) have a Fair Market Value determined as of the applicable Tax Date (as defined in Section 12(c) below) on the date of surrender equal to the amount required to be withheld, or (iv) by electing to have the Company withhold from the Shares to be issued upon exercise of the Option that number of Shares having a Fair Market Value determined as of the applicable Tax Date equal to the amount required to be withheld.
(b)Stock Withholding to Satisfy Withholding Tax Obligations. In the event the Administrator allows Optionee to satisfy his or her tax withholding obligations as provided in Section 12(a)(iii) or (iv) above, such satisfaction must comply with the requirements of this Section 12(b) and all applicable laws. All elections by Optionee to have Shares withheld to satisfy tax withholding obligations shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:
(i)the election must be made on or prior to the applicable Tax Date (as defined in Section 12(c) below);
(ii)once made, the election shall be irrevocable as to the particular Shares of the Option as to which the election is made;
(iii)all elections shall be subject to the consent or disapproval of the Administrator; and
(iv)the Administrator shall not allow Shares to be withheld in an amount that exceeds the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes.
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In the event the election to have Shares withheld is made by Optionee and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, Optionee shall receive the full number of Shares with respect to which the Option is exercised but Optionee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.
(c)Definitions. For purposes of this Section 12, the Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined under the applicable laws (the “Tax Date”).
13.Market Standoff Agreement. In connection with the initial public offering of the Company’s securities and upon request of the Company or the underwriters managing such underwritten offering of the Company’s securities, Optionee agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days but subject to such extension or extensions as may be required by the underwriters in order to publish research reports while complying with Rule 2711 of the Financial Industry Regulatory Authority, Inc.) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the Company’s initial public offering.
[Signature Page Follows]
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This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one document.

NEUROPACE, INC.

By:

Name:

Title:
OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE OPTION HEREOF IS EARNED ONLY BY CONTINUING CONSULTANCY OR EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMPANY’S STOCK PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT OR CONSULTANCY BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH OPTIONEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE OPTIONEE’S EMPLOYMENT OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT CAUSE.
Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. In the event of a conflict between the terms and provisions of the Plan and the terms and provisions of the Notice of Stock Option Grant and this Agreement, the terms and provisions of the Plan shall prevail. The Option, including the Plan, constitutes the entire agreement between Optionee and the Company on the subject matter hereof and supersedes all proposals, written or oral, and all other communications between the parties relating to such subject matter.

Dated:
(Signature)
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EXHIBIT A
NEUROPACE, INC.
2009 STOCK PLAN
EARLY EXERCISE NOTICE AND RESTRICTED STOCK PURCHASE AGREEMENT
This Agreement (“Agreement”) is made as of ____________________, by and between NeuroPace, Inc., a Delaware corporation (the “Company”), and __________________________ (“Purchaser”). To the extent any capitalized terms used in this Agreement are not defined, they shall have the meaning ascribed to them in the Company’s 2009 Stock Plan (the “Plan”).
1.Exercise of Option. Subject to the terms and conditions hereof, Purchaser hereby elects to exercise his or her option to purchase ______________ shares of the Common Stock (the “Shares”) of the Company under and pursuant to the Plan and the Stock Option Agreement dated ________________ (the “Option Agreement”). Of these Shares, Purchaser has elected to purchase __________________ of those Shares which have become vested as of the date hereof under the Vesting Schedule set forth in the Notice of Stock Option Grant (the “Vested Shares”) and ________________ Shares which have not yet vested under such Vesting Schedule (the “Unvested Shares”). The purchase price for the Shares shall be $_____________ per Share for a total purchase price of $__________________. The term “Shares” refers to the purchased Shares and all securities received in replacement of the Shares or as stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other properties to which Purchaser is entitled by reason of Purchaser’s ownership of the Shares.
2.Time and Place of Exercise. The purchase and sale of the Shares under this Agreement shall occur at the principal office of the Company simultaneously with the execution and delivery of this Agreement in accordance with the provisions of Section 3(c) of the Option Agreement. As soon as practicable, the Company will (a) in the case of certificated shares, deliver to Purchaser a certificate representing the Shares to be purchased by Purchaser (which shall be issued in Purchaser’s name) or (b) in the case of uncertificated shares, make an appropriate entry on the books of the Company or a duly authorized transfer agent of the Company, in either case against payment of the purchase price therefor by Purchaser by any method listed in Section 4 of the Option Agreement.
3.Limitations on Transfer. In addition to any other limitation on transfer created by applicable securities laws, Purchaser shall not assign, encumber or dispose of any interest in the Shares while the Shares are subject to the Company’s Repurchase Option (as defined below). After any Shares have been released from such Repurchase Option, Purchaser shall not assign, encumber or dispose of any interest in such Shares except in compliance with the provisions below and applicable securities laws.
(a)Repurchase Option.
(i)In the event of the voluntary or involuntary termination of Purchaser’s employment or consulting relationship with the Company for any reason (including death or disability), with or without cause, the Company shall upon the date of such termination (the “Termination Date”) have an irrevocable, exclusive option (the “Repurchase Option”) for a period of 90 days from such date to repurchase all or any portion of the Shares held by Purchaser as of the Termination Date which have not yet been released from the Company’s Repurchase Option at the lower of (i) the Fair Market Value of the Shares on the date of repurchase, or (ii) the original purchase price per Share specified in Section 1 (adjusted for any stock splits, stock dividends and the like).
(ii)Unless the Company notifies Purchaser within 90 days from the date of termination of Purchaser’s employment or consulting relationship that it does not intend to exercise its Repurchase Option with respect to some or all of the Shares, the Repurchase Option shall be deemed automatically exercised by the Company as of the 90th day following such termination, provided that the Company may notify Purchaser that it is exercising its Repurchase Option as of a date prior to such 90th day. Unless Purchaser is otherwise notified by the Company pursuant to the preceding sentence that the Company does not intend to exercise its Repurchase Option as to some or all of the Shares to which it applies at the time of termination, execution of this Agreement by Purchaser constitutes written notice to Purchaser of the Company’s intention to exercise its Repurchase Option with respect to all Shares to which such Repurchase Option applies. The Company, at its choice, may satisfy its payment obligation to Purchaser with respect to exercise of the Repurchase Option by either (A) delivering a check to Purchaser in the amount of the purchase price for the Shares being repurchased, or (B) in the event Purchaser is indebted to the Company, canceling an amount of such indebtedness equal to the purchase price for the Shares being repurchased, or (C) by a combination of (A) and (B) so that the combined payment and cancellation of indebtedness equals such purchase price. In the event of any deemed automatic exercise of the Repurchase Option pursuant to this Section 3(a)(ii) in which Purchaser is indebted to the Company, such indebtedness equal to the purchase price of the Shares being repurchased shall be deemed automatically canceled as of the 90th day following termination of Purchaser’s employment or consulting relationship unless the Company otherwise satisfies its payment obligations. As a result of any repurchase of Shares pursuant to this Section 3(a), the Company shall become the legal and beneficial owner of the Shares being repurchased and shall have all rights and interest therein or related thereto, and the Company shall have the right to transfer to its own name the number of Shares being repurchased by the Company, without further action by Purchaser.
(iii)One hundred percent (100%) of the Shares shall initially be subject to the Repurchase Option. The Unvested Shares shall be released from the Repurchase Option in accordance with the Vesting Schedule set forth in the Notice of Stock Option Grant until all

Shares are released from the Repurchase Option. Fractional shares shall be rounded to the nearest whole share.
(b)Right of First Refusal. Before any Shares held by Purchaser or any transferee of Purchaser (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section 3(b) (the “Right of First Refusal”).
(i)Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Company a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the terms and conditions of each proposed sale or transfer. The Holder shall offer the Shares at the same price (the “Offered Price”) and upon the same terms (or terms as similar as reasonably possible) to the Company or its assignee(s).
(ii)Exercise of Right of First Refusal. At any time within 30 days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (iii) below.
(iii)Purchase Price. The purchase price (“Purchase Price”) for the Shares purchased by the Company or its assignee(s) under this Section 3(b) shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the noncash consideration shall be determined by the Board of Directors of the Company in good faith.
(iv)Payment. Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within 30 days after receipt of the Notice or in the manner and at the times set forth in the Notice.
(v)Holder’s Right to Transfer. If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section 3(b), then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 60 days after the date of the Notice and provided further that any such sale or other transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section 3 shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, or if the Holder proposes to change the price or other terms to make them more favorable to the Proposed Transferee, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.
(vi)Exception for Certain Family Transfers. Anything to the contrary contained in this Section 3(b) notwithstanding, the transfer of any or all of the Shares during Purchaser’s lifetime or on Purchaser’s death by will or intestacy to Purchaser’s Immediate Family (as defined below) or a trust for the benefit of Purchaser’s Immediate Family shall be exempt from the provisions of this Section 3(b). “Immediate Family” as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister, or registered domestic partner sharing the Purchaser’s household. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section, and there shall be no further transfer of such Shares except in accordance with the terms of this Section 3.
(c)Involuntary Transfer.
(i)Company’s Right to Purchase upon Involuntary Transfer. In the event, at any time after the date of this Agreement, of any transfer by operation of law or other involuntary transfer (including divorce or death, but excluding, in the event of death, a transfer to Immediate Family as set forth in Section 3(b)(vi) above) of all or a portion of the Shares by the record holder thereof, the Company shall have the right to purchase all of the Shares transferred at the greater of the purchase price paid by Purchaser for the Shares pursuant to this Agreement (as adjusted for any stock splits, stock dividends and the like) or the Fair Market Value of the Shares on the date of transfer. Upon such a transfer, the person acquiring the Shares shall promptly notify the Secretary of the Company of such transfer. The right to purchase such Shares shall be provided to the Company for a period of 30 days following receipt by the Company of written notice by the person acquiring the Shares.
(ii)Price for Involuntary Transfer. With respect to any stock to be transferred pursuant to Section 3(c)(i), the Fair Market Value per Share shall be a price set by the Board of Directors of the Company in good faith using a reasonable valuation method in a reasonable manner in accordance with Section 409A of the Code. The Company shall notify Purchaser or his or her executor of the price so determined within thirty (30) days after receipt by it of written notice of the transfer or proposed transfer of Shares. However, if the Purchaser does not agree with the valuation as determined by the Board of Directors of the Company, the Purchaser shall be entitled to have the valuation determined by an independent appraiser to be mutually agreed upon by the Company and the Purchaser and whose fees shall be borne equally by the Company and the Purchaser.
(d)Assignment. The right of the Company to purchase any part of the Shares may be assigned in whole or in part to any stockholder or stockholders of the Company or other persons or organizations.
(e)Restrictions Binding on Transferees. All transferees of Shares or any interest therein will receive and hold such Shares or interest subject to the provisions of this Agreement, including, insofar as applicable, the Repurchase Option. Any sale or transfer of the Shares shall be void unless the provisions of this Agreement are satisfied.

(f)Termination of Rights. The Right of First Refusal and the Company’s right to repurchase the Shares in the event of an involuntary transfer pursuant to Section 3(c) above shall terminate upon the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”).
(g)Market Standoff Agreement. In connection with the initial public offering of the Company’s securities and upon request of the Company or the underwriters managing such underwritten offering of the Company’s securities, Purchaser agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days but subject to such extension or extensions as may be required by the underwriters in order to publish research reports while complying with Rule 2711 of the Financial Industry Regulatory Authority, Inc.) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the Company’s initial public offering.
4.Escrow of Unvested Shares. For purposes of facilitating the enforcement of the provisions of Section 3 above, Purchaser agrees, immediately upon receipt of the certificate(s) for the Shares subject to the Repurchase Option, to deliver such certificate(s), together with an Assignment Separate from Certificate in the form attached to this Agreement as Attachment A executed by Purchaser and by Purchaser’s spouse (if required for transfer), in blank, to the Secretary of the Company, or the Secretary’s designee, to hold such certificate(s) and Assignment Separate from Certificate in escrow and to take all such actions and to effectuate all such transfers and/or releases as are in accordance with the terms of this Agreement. Purchaser hereby acknowledges that the Secretary of the Company, or the Secretary’s designee, is so appointed as the escrow holder with the foregoing authorities as a material inducement to make this Agreement and that said appointment is coupled with an interest and is accordingly irrevocable. Purchaser agrees that said escrow holder shall not be liable to any party hereof (or to any other party). The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may resign at any time. Purchaser agrees that if the Secretary of the Company, or the Secretary’s designee, resigns as escrow holder for any or no reason, the Board of Directors of the Company shall have the power to appoint a successor to serve as escrow holder pursuant to the terms of this Agreement.
5.Investment and Taxation Representations. In connection with the purchase of the Shares, Purchaser represents to the Company the following:
(a)Purchaser is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Purchaser is purchasing the Shares for investment for his or her own account only and not with a view to, or for resale in connection with, any

“distribution” thereof within the meaning of the Securities Act. Purchaser does not have any present intention to transfer the Shares to any other person or entity.
(b)Purchaser understands that the Shares have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser’s investment intent as expressed herein.
(c)Purchaser understands that the Shares are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, Purchaser must hold the Shares indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. Purchaser acknowledges that the Company has no obligation to register or qualify the Shares for resale. Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Shares, and requirements relating to the Company which are outside of the Purchaser’s control, and which the Company is under no obligation and may not be able to satisfy.
(d)Purchaser is familiar with the provisions of Rules 144 and 701, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer of the securities (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions. Purchaser understands that the Company provides no assurances as to whether he or she will be able to resell any or all of the Shares pursuant to Rule 144 or Rule 701, which rules require, among other things, that the Company be subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, that resales of securities take place only after the holder of the Shares has held the Shares for certain specified time periods, and under certain circumstances, that resales of securities be limited in volume and take place only pursuant to brokered transactions. Notwithstanding this paragraph (d), Purchaser acknowledges and agrees to the restrictions set forth in paragraph (e) below.
(e)Purchaser further understands that in the event all of the applicable requirements of Rule 144 or 701 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.
(f)Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser’s purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

(g)Purchaser understands that the per share “Exercise Price” for the Shares is intended to be at least equal to the fair market value of the Company’s Common Stock at the date of grant and that the Company has attempted in good faith to make the fair market value determination in compliance with applicable tax law although there can be no certainty that the IRS will agree. Purchaser understands that if the IRS does not agree and asserts that the fair market value at the time of grant is higher than the Exercise Price, the IRS could seek to impose greater taxes on Purchaser, including interest and penalties under Internal Revenue Code Section 409A.
6.Restrictive Legends and Stop-Transfer Orders.
(a)Legends. The certificate or certificates representing the Shares shall bear the following legends (as well as any legends required by applicable state and federal corporate and securities laws):
(i)THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED UNLESS EFFECTED PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR UNDER ANOTHER EXEMPTION AVAILABLE UNDER THE SECURITIES ACT OF 1933 (AS TO WHICH AVAILABILITY THE COMPANY MAY REQUIRE THE SELLER/TRANSFEROR TO PROVIDE AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY).
(ii)THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.
(b)Stop-Transfer Notices. Purchaser agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.
(c)Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.
(d)Removal of Legend. When all of the following events have occurred, the Shares then held by Purchaser will no longer be subject to the legend referred to in Section 6(a)(ii): (i) the termination of the Right of First Refusal; (ii) the expiration or termination of the market standoff provisions of Section 3(g) (and of any agreement entered pursuant to Section 3(g)); and (iii) the expiration or exercise in full of the Repurchase Option. After such time, and upon Purchaser’s request, a new certificate or certificates representing the Shares not repurchased shall be issued without the legend referred to in Section 6(a)(ii), and delivered to Purchaser.
7.No Employment Rights. Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a Parent or Subsidiary of the Company, to terminate Purchaser’s employment or consulting relationship, for any reason, with or without cause.
8.Section 83(b) Election. Purchaser understands that Section 83(a) of the Internal Revenue Code of 1986, as amended (the “Code”), taxes as ordinary income for a Nonstatutory Stock Option and as alternative minimum taxable income for an Incentive Stock Option the difference between the amount paid for the Shares and the Fair Market Value of the Shares as of the date any restrictions on the Shares lapse. In this context, “restriction” means the right of the Company to buy back the Shares pursuant to the Repurchase Option set forth in Section 3(a) of this Agreement. Purchaser understands that Purchaser may elect to be taxed at the time the Shares are purchased, rather than when and as the Repurchase Option expires, by filing an election under Section 83(b) (an “83(b) Election”) of the Code with the Internal Revenue Service within 30 days from the date of purchase. Even if the Fair Market Value of the Shares at the time of the execution of this Agreement equals the amount paid for the Shares, the election must be made to avoid income and alternative minimum tax treatment under Section 83(a) in the future. Purchaser understands that failure to file such an election in a timely manner may result in adverse tax consequences for Purchaser. Purchaser further understands that an additional copy of such election form should be filed with his or her federal income tax return for the calendar year in which the date of this Agreement falls. Purchaser acknowledges that the foregoing is only a summary of the effect of United States federal income taxation with respect to purchase of the Shares hereunder, and does not purport to be complete. Purchaser further acknowledges that the Company has directed Purchaser to seek independent advice regarding the applicable provisions of the Code, the income tax laws of any municipality, state or foreign country in which Purchaser may reside, and the tax consequences of Purchaser’s death.
Purchaser agrees that he or she will execute and deliver to the Company with this executed Agreement a copy of the Acknowledgment and Statement of Decision Regarding Section 83(b) Election (the “Acknowledgment”) attached hereto as Attachment B. Purchaser further agrees that he or she will execute and submit with the Acknowledgment a copy of the 83(b) Election attached hereto as Attachment C (for tax purposes in connection with the early exercise of an option) if Purchaser has indicated in the Acknowledgment his or her decision to make such an election.
9.Miscellaneous.
(a)Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.
(b)Entire Agreement; Enforcement of Rights. This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter herein and merges all prior discussions between them. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.
(c)Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.
(d)Construction. This Agreement is the result of negotiations between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.
(e)Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient when delivered personally or sent by telegram or fax or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party’s address as set forth below or as subsequently modified by written notice.
(f)Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.
(g)Successors and Assigns. The rights and benefits of this Agreement shall inure to the benefit of, and be enforceable by the Company’s successors and assigns. The rights and obligations of Purchaser under this Agreement may only be assigned with the prior written consent of the Company.
(h)California Corporate Securities Law. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN

QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO THE QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.
[Signature Page Follows]

The parties have executed this Agreement as of the date first set forth above.

COMPANY:

NEUROPACE, INC.

By:

Name:

Title:

Address:	455 N. Bernardo Avenue
Mountain View, CA 94043

PURCHASER:

(Signature)

(Printed Name)

Address:

I, ________________________________, spouse of _______________________________, have read and hereby approve the foregoing Agreement. In consideration of the Company’s granting my spouse the right to purchase the Shares as set forth in the Agreement, I hereby agree to be bound irrevocably by the Agreement and further agree that any community property or similar interest that I may have in the Shares shall hereby be similarly bound by the Agreement. I hereby appoint my spouse as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.

Spouse of (Signature)

ATTACHMENT A
ASSIGNMENT SEPARATE FROM CERTIFICATE
FOR VALUE RECEIVED and pursuant to that certain Early Exercise Notice and Restricted Stock Purchase Agreement between the undersigned (“Purchaser”) and NeuroPace, Inc. (the “Company”) dated ____________________ (the “Agreement”), Purchaser hereby sells, assigns and transfers unto the Company ___________________________________________ (______________) shares of the Common Stock of the Company, standing in Purchaser’s name on the books of the Company and represented by Certificate No. __________, and hereby irrevocably appoints ________________________________________ to transfer said stock on the books of the Company with full power of substitution in the premises. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND THE ATTACHMENTS THERETO.
Dated: ________________

Signature:

Spouse of
Instruction: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise its Repurchase Option set forth in the Agreement without requiring additional signatures on the part of Purchaser.
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ATTACHMENT B
ACKNOWLEDGMENT AND STATEMENT OF DECISION
REGARDING SECTION 83(b) ELECTION
The undersigned (which term includes the undersigned’s spouse), who is a purchaser of ________________ shares of Common Stock of NeuroPace, Inc., a Delaware corporation (the “Company”) by exercise of an option (the “Option”) granted pursuant to the Company’s 2009 Stock Plan (the “Plan”), hereby states as follows:

1.	The undersigned acknowledges receipt of a copy of the Plan relating to the offering of such shares. The undersigned has carefully reviewed the Plan and the option agreement pursuant to which the Option was granted.

2.	The undersigned either [check and complete as applicable]:

(a)	has consulted, and has been fully advised by, the undersigned’s own tax advisor,
, whose business address is
,
,

regarding the federal, state and local tax consequences of purchasing shares under the Plan, and particularly regarding the advisability of making elections pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code") and pursuant to the corresponding provisions, if any, of applicable state law; or

(b)	has knowingly chosen not to consult such a tax advisor.

3.	The undersigned hereby states that the undersigned has decided
[check as applicable]:

(a)	to make an election pursuant to Section 83(b) of the Code, and is submitting to the Company, together with the undersigned’s executed Early Exercise Notice and Restricted Stock Purchase Agreement, an executed form entitled “Election Under Section 83(b) of the Internal Revenue Code of 1986;” or

(b)	not to make an election pursuant to Section 83(b) of the Code.

4.	Neither the Company nor any subsidiary or representative of the Company has made any warranty or representation to the undersigned with respect to the tax consequences of the undersigned’s purchase of shares under the Plan or of the making or failure to make an election pursuant to Section 83(b) of the Code or the corresponding provisions, if any, of applicable state law.

Date:
(Signature)
Date:
Spouse (Signature)
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ATTACHMENT C
ELECTION UNDER SECTION 83(b) OF THE INTERNAL REVENUE CODE OF 1986
The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code, to include in taxpayer’s gross income or alternative minimum taxable income, as applicable, for the current taxable year, the amount of any income that may be taxable to taxpayer in connection with taxpayer’s receipt of the property described below:

1.	The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

NAME OF TAXPAYER:

NAME OF SPOUSE:

ADDRESS:

IDENTIFICATION NO. OF TAXPAYER:

IDENTIFICATION NO. OF SPOUSE:

TAXABLE YEAR:

2.	The property with respect to which the election is made is described as follows:
______________________ shares of the Common Stock of NeuroPace, Inc., a
Delaware corporation (the “Company”).

3.	The date on which the property was transferred is: _______________________

4.	The property is subject to the following restrictions:
Repurchase option at lower of cost or fair market value in favor of the Company upon termination of taxpayer’s employment or consulting relationship.

5.	The Fair Market Value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is: $____________ (per share).

6.	The amount (if any) paid for such property: $__________________ (per share).
The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned’s receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.

The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.

Date:
(Signature)
Date:
Spouse (Signature)
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EXHIBIT B
NEUROPACE, INC.
2009 STOCK PLAN
EXERCISE NOTICE AND RESTRICTED STOCK PURCHASE AGREEMENT
This Agreement (“Agreement”) is made as of _________________, by and between NeuroPace, Inc., a Delaware corporation (the “Company”), and __________________________ (“Purchaser”). To the extent any capitalized terms used in this Agreement are not defined, they shall have the meaning ascribed to them in the 2009 Stock Plan (the “Plan”).
1.Exercise of Option. Subject to the terms and conditions hereof, Purchaser hereby elects to exercise his or her option to purchase _____________ shares of the Common Stock (the “Shares”) of the Company under and pursuant to the Plan and the Stock Option Agreement dated _____________________, (the “Option Agreement”). The purchase price for the Shares shall be $_____________ per Share for a total purchase price of $_____________________. The term “Shares” refers to the purchased Shares and all securities received in replacement of the Shares or as stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other properties to which Purchaser is entitled by reason of Purchaser’s ownership of the Shares.
2.Time and Place of Exercise. The purchase and sale of the Shares under this Agreement shall occur at the principal office of the Company simultaneously with the execution and delivery of this Agreement in accordance with the provisions of Section 3(c) of the Option Agreement. As soon as practicable, the Company will (a) in the case of certificated shares, deliver to Purchaser a certificate representing the Shares to be purchased by Purchaser (which shall be issued in Purchaser’s name) or (b) in the case of uncertificated shares, make an appropriate entry on the books of the Company or a duly authorized transfer agent of the Company, in either case against payment of the purchase price therefor by Purchaser by any method listed in Section 4 of the Option Agreement.
3.Limitations on Transfer. In addition to any other limitation on transfer created by applicable securities laws, Purchaser shall not assign, encumber or dispose of any interest in the Shares except in compliance with the provisions below and applicable securities laws.
(a)Right of First Refusal. Before any Shares held by Purchaser or any transferee of Purchaser (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section 3(a) (the “Right of First Refusal”).
(i)Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Company a written notice (the “Notice”) stating: (i) the Holder’s bona fide
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intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the terms and conditions of each proposed sale or transfer. The Holder shall offer the Shares at the same price (the “Offered Price”) and upon the same terms (or terms as similar as reasonably possible) to the Company or its assignee(s).
(ii)Exercise of Right of First Refusal. At any time within 30 days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (iii) below.
(iii)Purchase Price. The purchase price (“Purchase Price”) for the Shares purchased by the Company or its assignee(s) under this Section 3(a) shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.
(iv)Payment. Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within 30 days after receipt of the Notice or in the manner and at the times set forth in the Notice.
(v)Holder’s Right to Transfer. If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section 3(a), then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 60 days after the date of the Notice and provided further that any such sale or other transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section 3 shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, or if the Holder proposes to change the price or other terms to make them more favorable to the Proposed Transferee, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.
(vi)Exception for Certain Family Transfers. Anything to the contrary contained in this Section 3(a) notwithstanding, the transfer of any or all of the Shares during Purchaser’s lifetime or on Purchaser’s death by will or intestacy to Purchaser’s Immediate Family (as defined below) or a trust for the benefit of Purchaser’s Immediate Family shall be exempt from the provisions of this Section 3(a). “Immediate Family” as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister, or registered domestic partner sharing the Purchaser’s household. In such case, the transferee or other recipient shall
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receive and hold the Shares so transferred subject to the provisions of this Section, and there shall be no further transfer of such Shares except in accordance with the terms of this Section 3.
(b)Involuntary Transfer.
(i)Company’s Right to Purchase upon Involuntary Transfer. In the event, at any time after the date of this Agreement, of any transfer by operation of law or other involuntary transfer (including divorce or death, but excluding, in the event of death, a transfer to Immediate Family as set forth in Section 3(a)(vi) above) of all or a portion of the Shares by the record holder thereof, the Company shall have the right to purchase all of the Shares transferred at the greater of the purchase price paid by Purchaser for the Shares pursuant to this Agreement (as adjusted for any stock splits, stock dividends and the like) or the Fair Market Value of the Shares on the date of transfer. Upon such a transfer, the person acquiring the Shares shall promptly notify the Secretary of the Company of such transfer. The right to purchase such Shares shall be provided to the Company for a period of 30 days following receipt by the Company of written notice by the person acquiring the Shares.
(ii)Price for Involuntary Transfer. With respect to any stock to be transferred pursuant to Section 3(b)(i), the Fair Market Value per Share shall be a price set by the Board of Directors of the Company in good faith using a reasonable valuation method in a reasonable manner in accordance with Section 409A of the Code. The Company shall notify Purchaser or his or her executor of the price so determined within 30 days after receipt by it of written notice of the transfer or proposed transfer of Shares. However, if the Purchaser does not agree with the valuation as determined by the Board of Directors of the Company, the Purchaser shall be entitled to have the valuation determined by an independent appraiser to be mutually agreed upon by the Company and the Purchaser and whose fees shall be borne equally by the Company and the Purchaser.
(c)Assignment. The right of the Company to purchase any part of the Shares may be assigned in whole or in part to any stockholder or stockholders of the Company or other persons or organizations.
(d)Restrictions Binding on Transferees. All transferees of Shares or any interest therein will receive and hold such Shares or interest subject to the provisions of this Agreement. Any sale or transfer of the Shares shall be void unless the provisions of this Agreement are satisfied.
(e)Termination of Rights. The Right of First Refusal and the Company’s right to repurchase the Shares in the event of an involuntary transfer pursuant to Section 3(b) above shall terminate upon the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”).
(f)Market Standoff Agreement. In connection with the initial public offering of the Company’s securities and upon request of the Company or the underwriters managing such underwritten offering of the Company’s securities, Purchaser agrees not to sell,
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make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days but subject to such extension or extensions as may be required by the underwriters in order to publish research reports while complying with Rule 2711 of the Financial Industry Regulatory Authority, Inc.) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the Company’s initial public offering.
4.Investment and Taxation Representations. In connection with the purchase of the Shares, Purchaser represents to the Company the following:
(a)Purchaser is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Purchaser is purchasing the Shares for investment for his or her own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act.
(b)Purchaser understands that the Shares have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser’s investment intent as expressed herein.
(c)Purchaser understands that the Shares are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, Purchaser must hold the Shares indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. Purchaser acknowledges that the Company has no obligation to register or qualify the Shares for resale. Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Shares, and requirements relating to the Company which are outside of the Purchaser’s control, and which the Company is under no obligation and may not be able to satisfy.
(d)Purchaser is familiar with the provisions of Rules 144 and 701, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer of the securities (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions. Purchaser understands that the Company provides no assurances as to whether he or she will be able to resell any or all of the Shares pursuant to Rule 144 or Rule 701, which rules require, among other things, that the Company be subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, that resales of securities take place only after the holder of the Shares has held the Shares for certain specified time periods, and under certain circumstances, that resales of securities be limited in volume and take place only pursuant to brokered transactions. Notwithstanding this paragraph (d), Purchaser acknowledges and agrees to the restrictions set forth in paragraph (e) below.
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(e)Purchaser further understands that in the event all of the applicable requirements of Rule 144 or 701 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.
(f)Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser’s purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.
(g)Purchaser understands that the per share “Exercise Price” for the Shares is intended to be at least equal to the fair market value of the Company’s Common Stock at the date of grant and that the Company has attempted in good faith to make the fair market value determination in compliance with applicable tax law although there can be no certainty that the IRS will agree. Purchaser understands that if the IRS does not agree and asserts that the fair market value at the time of grant is higher than the Exercise Price, the IRS could seek to impose greater taxes on Purchaser, including interest and penalties under Internal Revenue Code Section 409A.
5.Restrictive Legends and Stop-Transfer Orders.
(a)Legends. The certificate or certificates representing the Shares shall bear the following legends (as well as any legends required by applicable state and federal corporate and securities laws):
(i)THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED UNLESS EFFECTED PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR UNDER ANOTHER EXEMPTION AVAILABLE UNDER THE SECURITIES ACT OF 1933 (AS TO WHICH AVAILABILITY THE COMPANY MAY REQUIRE THE SELLER/TRANSFEROR TO PROVIDE AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY).
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(ii)THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.
(b)Stop-Transfer Notices. Purchaser agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.
(c)Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.
(d)Removal of Legend. When all of the following events have occurred, the Shares then held by Purchaser will no longer be subject to the legend referred to in Section 5(a)(ii): (i) the termination of the Right of First Refusal; and (ii) the expiration or termination of the market standoff provisions of Section 3(f) (and of any agreement entered pursuant to Section 3(f)). After such time, and upon Purchaser’s request, a new certificate or certificates representing the Shares not repurchased shall be issued without the legend referred to in Section 5(a)(ii), and delivered to Purchaser.
6.No Employment Rights. Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a Parent or Subsidiary of the Company, to terminate Purchaser’s employment or consulting relationship, for any reason, with or without cause.
7.Miscellaneous.
(a)Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.
(b)Entire Agreement; Enforcement of Rights. This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter herein and merges all prior discussions between them. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.
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(c)Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.
(d)Construction. This Agreement is the result of negotiations between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.
(e)Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient when delivered personally or sent by telegram or fax or 48 hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party’s address as set forth below or as subsequently modified by written notice.
(f)Counterparts. This Agreement may be executed in two or more counter-parts, each of which shall be deemed an original and all of which together shall constitute one instrument.
(g)Successors and Assigns. The rights and benefits of this Agreement shall inure to the benefit of, and be enforceable by the Company’s successors and assigns. The rights and obligations of Purchaser under this Agreement may only be assigned with the prior written consent of the Company.
(h)California Corporate Securities Law. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO THE QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.
[Signature Page Follows]
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The parties have executed this Agreement as of the date first set forth above.

COMPANY:

NEUROPACE, INC.

By:

Name:
(print)

Title:

Address:	455 N. Bernardo Avenue
Mountain View, CA 94043

PURCHASER:

(Signature)

(Printed Name)

Address:

I, _______________________________, spouse of ______________________________     have read and hereby approve the foregoing Agreement. In consideration of the Company’s granting my spouse the right to purchase the Shares as set forth in the Agreement, I hereby agree to be bound irrevocably by the Agreement and further agree that any community property or similar interest that I may have in the Shares shall hereby be similarly bound by the Agreement. I hereby appoint my spouse as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.

Spouse (Signature)
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